OTHER NON-CURRENT ASSETS	12 Months Ended
Dec. 31, 2017
OTHER NON-CURRENT ASSETS [Abstract]
OTHER NON-CURRENT ASSETS

20.	OTHER NON-CURRENT ASSETS

(in thousands of $)	2017	2016
FLNG derivative (see note 28) (1)	94,700	—
Other long-term assets, including deferred tax asset (see note 11) (2)	37,891	36,386
Mark-to-market interest rate swaps valuation (see note 28)	10,166	5,022
Derivatives - other (see note 14) (3)	7,400	15,000
	150,157	56,408

(1) "FLNG derivative" refers to a derivative embedded in the Hilli LTA. See note 1 for further details.

(2) "Other long-term assets" is mainly comprised of payments made relating to long lead items ordered in preparation for the conversion of the Gimi and the Gandria into FLNG vessels, following agreements to convert them. As of December 31, 2017 and 2016, the aggregate carrying value was $31.0 million, of which the amount relating to the Gandria as of December 31, 2017 was $10.0 million (December 31, 2016: $nil). In 2017, Keppel agreed to allow $10.0 million of the payments earmarked for the Gimi to be utilized against the Gandria conversion. The Gimi and the Gandria conversion contracts provide the flexibility wherein certain beneficial cancellation provisions exist which, if exercised prior to contract expiry, will allow termination of contracts and recovery of previous milestone payments, less cancellation fees. The Gimi contract has recently been extended to expire on December 30, 2018 and the Gandria contract will expire on June 29, 2018; and

(3) "Derivatives - other" refers to the Earn-Out Units issued to us in connection with the IDR Reset transaction with Golar Partners in October 2016 (see note 14).